Exhibit 10.44














                               INDENTURE OF TRUST

                                   relating to

                                   $2,830,000
                    Nursing Facility Refunding Revenue Bonds
                      (Beckley Health Care Corp. Project),
                                   Series 1996

                                     between

                       THE CITY OF BECKLEY, WEST VIRGINIA

                                       and

                     ONE VALLEY BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                          Dated as of September 1, 1996

                                  INDENTURE OF TRUST

         INDENTURE OF TRUST dated as of September 1, 1996 (the "Indenture") between THE CITY OF BECKLEY, WEST VIRGINIA, a municipality and a political subdivision of the State of West Virginia (the "Issuer"), and ONE VALLEY BANK, NATIONAL ASSOCIATION, a national banking association organized, existing and authorized to accept and execute trusts of the character herein set out (in such capacity, together with any successor in such capacity, the "Trustee"), as trustee.

         WHEREAS, the Issuer is a duly organized political subdivision of the State of West Virginia and is authorized by Chapter 13, Article 2C, Code of West Virginia of 1931, as amended (the "Act"), (a) to issue its revenue bonds for the purpose of providing funds (i) to pay the cost of acquiring, constructing, furnishing and equipping a commercial facility comprising a health care facility and (ii) to refund one or more series of revenue bonds previously issued pursuant to the Act to finance any such facility, in either case by lending the proceeds of such revenue bonds or otherwise making such proceeds available for such purposes to any person, firm or private corporation which will operate and maintain such facility in such a manner as shall effectuate the purposes of the Act and (b) to secure its revenue bonds by a trust agreement between the issuer and a corporate trustee including therein the pledge and assignment of revenues from any such loan to the payment of such revenue bonds; and

         WHEREAS, at the request of Beckley Health Care Corp. (the "Company") and in order to further the purposes of the Act, the Issuer has determined to issue and sell its Nursing Facility Refunding Revenue Bonds (Beckley Health Care Corp. Project), Series 1996 in the original principal amount of $2,830,000 (the "Bonds") for the purpose of providing funds, together with other available funds, to refund in full the outstanding principal amount of its $2,830,000 First Mortgage Refunding Revenue Bonds (Beckley Health Care Corp. Project) Series 1986 (the "Prior Bonds"), the proceeds of which were used to refinance the costs of acquisition, construction and equipping of a 120-bed intermediate and skilled nursing facility, owned and operated by the Company, located at 405 Stanaford Road in the City of Beckley, West Virginia (the "Facility"); and

         WHEREAS, by issuing the Bonds to refund the Prior Bonds, the Issuer and the Company expect to finance the Facility more economically and thereby to achieve interest cost savings; and

         WHEREAS, the Issuer has undertaken to provide for the refunding of the Prior Bonds and the refinancing of the acquisition, construction and equipping of the Facility by making available the proceeds from the sale of the Bonds pursuant to the provisions of a Financing Agreement (the "Agreement") between the Issuer and the Company, dated as of even date herewith; and

         WHEREAS, the Agreement provides that the Issuer shall issue and sell the Bonds; and that the Company shall pay, or cause to be paid, pursuant to the Agreement, in addition to other moneys available for such purpose, an amount sufficient to pay the Bonds in full and related expenses; and

         WHEREAS, the Issuer wishes to provide in this Indenture for the issuance of its Bonds, and the Trustee is willing to accept the trusts provided for in this Indenture; and

         WHEREAS, the execution and delivery of the Bonds and of this Indenture and the issuance and sale of the Bonds have been duly authorized by a resolution duly adopted by the governing body of the Issuer and all things necessary to make the Bonds, when executed by the Issuer and authenticated by the Trustee (as hereinafter defined), valid and binding legal obligations of the Issuer and to make this Indenture a valid and binding agreement have been done;

         ACCORDINGLY, THE ISSUER AND THE TRUSTEE AGREE AS FOLLOWS FOR THE BENEFIT OF THE OTHER AND FOR THE BENEFIT OF THE HOLDERS OF THE BONDS ISSUED PURSUANT TO THIS INDENTURE (SUBJECT TO THE PROVISIONS OF SECTIONS 6.01 and 12.08):

                             GRANTING CLAUSE

         To secure first, the payment of the Bonds, the Issuer assigns and pledges to the Trustee, and grants to the Trustee, a security interest in, all right, title and interest of the Issuer in and to (a) the Agreement, including any right to delivery of the Letter of Credit, the Receipts and Revenues of the Issuer from the Agreement (as hereinafter defined), any right to bring actions and proceedings under the Agreement or for the enforcement of the Agreement and any right to do all things that the Issuer is entitled to do under the Agreement, but excluding the Unassigned Rights (as hereinafter defined) and the right to enforce the Unassigned Rights, and (b) all moneys and securities held from time to time by the Trustee under this Indenture, first, for the equal and proportionate benefit of all holders of the Bonds without priority or distinction as to lien or otherwise of any Bonds over any other Bonds.

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.01. Definitions. For all purposes of this Indenture, unless the context requires otherwise, the following terms shall have the following meanings:

         "Act" means Chapter 13, Article 2C, Code of West Virginia of 1931, as amended.

         "Additional Bonds" shall mean any Bonds authorized and issued pursuant to Section 2.09 of this Indenture.

         "Agreement" or "Financing Agreement" means the Financing Agreement, dated as of the date of this Indenture, between the Issuer and the Company, as such Agreement may be amended or supplemented from time to time in accordance with its terms.

         "Authorized Denominations" means with respect to all Bonds $5,000 and any multiple thereof.

         "Available Moneys" means moneys that (a) are continuously on deposit with the Trustee in trust for the benefit of the Bondholders in a separate and segregated account in which only Available Moneys are held and (b) are proceeds of either (i) the Bonds received contemporaneously with and directly from the issuance and sale of the Bonds, (ii) payments made by the Company (and, if the bonds are then rated by any national securities rating agency, at the time of the deposit of such payments and for a period of at least 366 days thereafter, no Bankruptcy Filing shall have occurred), (iii) a draw by the Trustee on the Letter of Credit, (iv) refunding bonds for which the Trustee has received a written opinion of Bankruptcy Counsel to the effect that payment of such moneys to the Bondholders would not constitute an avoidable preference under Section 547 of the United States Bankruptcy Code in the event the Company or the Issuer were to become a debtor under the United States Bankruptcy Code, provided that such opinion shall only be required if the Bonds are then rated by any national rating agency, or (v) income derived from the investment of the foregoing.

         "Bank" means the issuer of the Letter of Credit, initially NationsBank of Texas, N.A., and, upon the issuance and delivery of a Substitute Letter of Credit, shall mean the issuer of such Substitute Letter of Credit.

         "Bankruptcy  Counsel"  means  any  counsel  nationally   recognized  in
bankruptcy matters that is independent of the Company and the Issuer and is reasonably acceptable to the Trustee.

         "Bankruptcy Filing" means the filing of a petition by or against the Company or the Issuer in respect of the Company, any of its partners or the Issuer, as the case may be, as debtor under the United States Bankruptcy Code or similar bankruptcy or insolvency act. If the petition has been dismissed and the dismissal is final and not subject to appeal at the relevant time, the filing will not be considered to have occurred.

         "Beneficial Owner" shall have the meaning set forth in Section 2.05(c).

         "Bonds" means the bonds issued pursuant to this Indenture.

         "Bond Fund" means the fund by that name created by Section 4. 02.

         "Bond Purchase Agreement" means the Bond Purchase Agreement dated September ____, 1996, among the Company, the Issuer and the Underwriter, with respect to the sale of the Bonds.

         "Bond Year" means the one-year period beginning on the day after the expiration of the preceding Bond Year. The first Bond Year begins on the date of the delivery of the Bonds and ends on August 31, 1997. The first and the last Bond Year may be for periods of less than one year.

         "Business Day" means any day other than (a) a Saturday or Sunday, (b) a day on which commercial banks in New York, New York, or the city or cities in which the corporate trust office of the Trustee or the paying office of the Bank are authorized by law or executive order to close or (c) a day on which the New York Stock Exchange is closed. For purposes of this definition, "paying office of the Bank" means the Bank office responsible for making payments under any Letter of Credit, which initially shall be the office in Los Angeles, California.

         "Cede & Co." means Cede & Co., the nominee of DTC or any successor nominee of DTC with respect to the Bonds.

         "Code" means the Internal Revenue Code of 1986, as amended, the regulations (whether proposed, temporary or final) under that Code or the statutory predecessor of that Code, and any amendments of, or successor provisions to, the foregoing and any official rulings, announcements, notices, procedures and judicial determinations regarding any of the foregoing, all as and to the extent applicable. Unless otherwise indicated, reference to a Section of the Code means that Section of the Code, including such applicable regulations, rulings, announcements, notices, procedures and determinations pertinent to that Section of the Code.

         "Company" means Beckley Health Care Corp., a West Virginia corporation, or any successor or successors to the Company's obligations under the Agreement as permitted under Section 5.8 of the Agreement.

         "Company Representative" means a person at the time designated to act on behalf of the Company by a written instrument furnished to the Trustee containing the specimen signature of such person and signed on behalf of the Company by its President, its Vice President or the Chairman of its Board of Directors. The certificate may designate an alternate or alternates.

         "DTC" means The Depository Trust Company, a limited purpose company organized under the laws of the State of New York, and its successors and assigns.

         "DTC Participant" or "DTC Participants" means securities brokers and dealers, banks, trust companies and clearing corporations that have access to the DTC system.

         "Determination of Taxability" shall have the meaning set forth in
Section 3.01(c).

         "Escrow Agreement" means the Escrow Deposit Agreement, dated as of the date of this Indenture, among the Issuer, the Company and the Prior Bonds Trustee, as Escrow Agent.

         "Event of Default" is defined in Section 8.01.

         "Event of Taxability" shall mean delivery to the Trustee of (a) an opinion of Bond Counsel or (b) a letter or notice from the Internal Revenue Service to a Bondholder, in either event to the effect that interest on any Bond is includable in gross income of the recipient thereof (other than a Bondholder that is a "substantial user" of the Facility or a "related person" within the meaning of Section 147(a) of the Code) for Federal income tax purposes. "Date" of an Event of Taxability shall mean the date of receipt by the Trustee of the material described in (a) or (b).

         "Facility" or "Project" means the 120-bed intermediate and skilled nursing and rehabilitation facility located at 405 Stanaford Road in the City of Beckley, West Virginia.

         "Indenture" means this Indenture of Trust, as it may be amended or supplemented from time to time in accordance with its terms.

         "Interest Payment Date" means the first day of each March and September, commencing March 1, 1997.

         "Issuer" means City of Beckley, West Virginia, a political subdivision of the State of West Virginia, and its successors and assigns.

         "Issuer Representative" means the Mayor of the City of Beckley or other person designated at the time to act on behalf of the Issuer by a written instrument furnished to the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by the Mayor of the City of Beckley.

         "Letter of Credit" means an irrevocable letter of credit having the characteristics of a "credit" or "letter of credit" set forth in Section 5-103 of the Uniform Commercial Code of the State except that a letter of credit (a) may not be revocable and (b) may only be issued by (i) a national bank, (ii) any banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar officials or (iii) a branch or agency of a foreign bank, provided that the nature and extent of federal and/or state regulation and the supervision of the particular branch or agency is substantially equivalent to that applicable to federal or state chartered domestic banks doing business in the same jurisdiction. Initially, the term "Letter of Credit" shall mean the irrevocable letter of credit issued by the Bank to the Trustee, including any permitted supplements or amendments thereto and any renewals or extensions thereof, and, upon the expiration or termination of the Letter of Credit and the issuance and delivery of a Substitute Letter of Credit meeting the requirements set forth in this paragraph and in Section 5.03 hereof, "Letter of Credit" shall mean such Substitute Letter of Credit.

         "Note" shall mean the promissory note of the Company in the principal amount of $2,830,000, dated as of the date of the Bonds, in the form attached to the Agreement as Exhibit A, issued pursuant to the Agreement and delivered to the Issuer as consideration for the use of the proceeds of the Bonds to refund the Prior Bonds, and any amendment or supplement thereto or substitution therefor.

         "Opinion of Bond Counsel" means an Opinion of Counsel by nationally recognized bond counsel.

         "Opinion of Counsel" means a written opinion of counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Issuer, the Trustee or the Company.

         "Outstanding" when used with reference to Bonds, or "Bonds outstanding" means all Bonds that have been authenticated and delivered by the under this Indenture, except the following:

         (a) Bonds canceled or purchased by or delivered to the Trustee for cancellation pursuant to the provisions of this Indenture;

         (b) Bonds that have become due (at maturity or on redemption, acceleration or otherwise) and for the payment, including interest accrued to the due date, of which sufficient moneys are held by the Trustee;

         (c) Bonds deemed paid by Section 7.01; and

         (d) Bonds in lieu of which others have been authenticated under Section
2.05 (relating to registration and exchange of Bonds) or Section 2.06 (relating to mutilated, lost, stolen, destroyed or undelivered Bonds).

         "Owner," "owners," "Bondholder," "bondholder," "Holder," "holder" or words of similar import mean: (a) in the event that the book-entry system of evidence and transfer of ownership in the Bonds is employed pursuant to Section 2.05(c), Cede & Co., as nominee for DTC, or its nominee, and (b) in all other cases, the registered owner or owners of any Bond fully registered as shown on the register maintained by the Trustee.

         "Person" means (a) any individual, (b) any corporation, partnership, joint venture, association, joint-stock company, business trust or unincorporated organization, or grouping of any such entities, in each case formed or organized under the laws of the United States of America, any state thereof or the District of Columbia or (c) the United States of America or any state thereof, or any political subdivision of either thereof, or any agency, authority or other instrumentality of any of the foregoing.

         "Parent" means Regency Health Services, Inc., a Delaware Corporation, and owner of 100% of the stock of the Company.

         "Prior Bonds" means City of Beckley, West Virginia First Mortgage Refunding Revenue Bonds (Beckley Health Care Corp. Project), Series 1986, in the original principal amount of $2,830,000.

         "Prior Bonds Trustee" means One Valley Bank, National Association (formerly Kanawha Valley Bank, N.A.), Charleston, West Virginia, as indenture trustee for the Prior Bonds.

         "Rating Agency" means Moody's Investors Service, Inc., if such agency's ratings are in effect with respect to the Bonds, and Standard & Poor's Ratings Group, if such agency's ratings are in effect with respect to the Bonds, and their respective successors and assigns. If either such corporation ceases to act as a securities rating agency, the Company may, with the approval of the Bank, appoint any nationally recognized securities rating agency as a replacement.

         "Receipts and Revenues of the Issuer from the Agreement" means all moneys paid to the Issuer pursuant to Section 4.1 of the Agreement, and receipts of the Trustee credited under the provisions of this Indenture against such payments, including all moneys (other than moneys drawn to purchase Bonds pursuant to the terms hereof) received by the Trustee from a draw under the Letter of Credit.

         "Record Date" means the fifteenth day of the calendar month next preceding an Interest Payment Date.

         "Reimbursement Agreement" means the Credit Agreement among the Parent, the Lenders Identified therein, NationsBank Capital Markets, Inc. and the Bank pursuant to which the Letter of Credit is issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto.

         "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Division (or any successor group of the Trustee), including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's address set forth in Section 12.01 because of his knowledge of and familiarity with the particular subject.

         "State" means the State of West Virginia.

         "Substitute Letter of Credit" shall have the meaning set forth in
Section 5.03.

         "Tax Regulatory Agreement" means the Tax Regulatory Agreement dated as of the date of the delivery of the Bonds among the Company, the Issuer and the Trustee, as the same may be amended or supplemented from time to time in accordance with its terms or with an opinion of Bond Counsel to the effect that such amendment will not have an adverse effect on the tax-exempt status of the Bonds under the Code.

         "Trustee" means the entity identified as such in the heading of this Indenture and such entity's successors under this Indenture, and any separate or co-trustee at the time serving as such under this Indenture.

         "Unassigned Rights" means the rights of the Issuer under Section 4.1(b)(2) (relating to fees and expenses) and Section 5.6 (relating to indemnification) of the Agreement and the rights of the Issuer to receive documentation and notices, to give or withhold consents in connection with the provisions of this Indenture or the Agreement and the right to enforce any of the foregoing.

         "Underwriter" means Crews and Associates, Inc.

         "U.S. Government Obligations" means (a) direct obligations of the United States for which its full faith and credit are pledged for the timely payment thereof, (b) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States for the timely payment thereof or (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) or (b).

         All other terms used in this Indenture that are defined in Article I of the Agreement have the same meanings assigned them in the Agreement unless the context clearly requires otherwise.

         Section 1.02. Rules of Construction. Unless the context otherwise requires,

         (a) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles applied on a consistent basis;

         (b) references to Articles and Sections are to the Articles and Sections of this Indenture;

         (c) terms defined elsewhere in this Indenture shall have the meanings therein prescribed for them;

         (d) words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders;

         (e) headings used in this Indenture are for convenience of reference only and shall not define or limit the provisions hereof;

         (f) each reference herein or in the Bonds to a percentage of Bonds required for notices, consents or for any other reason shall be deemed to refer to Bonds then outstanding; and

         (g) all references herein to time shall be Charleston, West Virginia time unless otherwise expressly stated.

                                 ARTICLE II

                               THE BONDS

         Section 2.01. Issuance of Bonds; Form; Dating.

         (a) Authorization. The Issuer hereby authorizes and creates under this Indenture an issue of Bonds, entitled to the benefit, security and protection of this Indenture, to be designated "Nursing Facility Refunding Revenue Bonds (Beckley Health Care Corp. Project), Series 1996." The total principal amount of Bonds that may be issued and outstanding hereunder shall be $2,830,000, except as provided in Section 2.06 with respect to replacement of mutilated, lost, stolen, destroyed or undelivered Bonds and Section 2.09 with respect to Additional Bonds. The Bonds shall be issuable only as fully registered bonds without coupons in Authorized Denominations only, and in substantially the form of Exhibit A to this Indenture, with appropriate variations, omissions, insertions, notations, legends or endorsements required by law or usage or permitted or required by this Indenture. The Bonds may be in printed or typewritten form. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article.

         The Bonds shall be payable in lawful money of the United States but only from the sources pledged to such purpose. The Bonds are limited obligations of the Issuer payable solely from the revenues and receipts derived from payments made by the Company on the Note or by the Bank under the Letter of Credit, which revenues and receipts and security have been pledged and assigned to the Trustee to secure payment of the Bonds in the manner and to the extent provided herein. NEITHER THE STATE OF WEST VIRGINIA, THE ISSUER, NOR ANY OTHER POLITICAL SUBDIVISION THEREOF SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES, MONIES AND PROPERTY PLEDGED THEREFOR, AND NEITHER THE TAXING POWER NOR THE FULL FAITH AND CREDIT OF THE STATE OF WEST VIRGINIA, THE ISSUER, OR ANY OTHER POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO. THE BONDS SHALL NEVER CONSTITUTE AN INDEBTEDNESS OF THE ISSUER WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY PROVISION AND SHALL NEVER CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OF THE ISSUER. NEITHER SHALL THE BONDS NOR THE INTEREST THEREON BE A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE ISSUER. NO PRESENT OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE ISSUER SHALL BE PERSONALLY LIABLE ON THE BONDS; AND NO COVENANT, AGREEMENT OR OBLIGATION CONTAINED HEREIN SHALL BE DEEMED TO BE A COVENANT, AGREEMENT OR OBLIGATION OF ANY PRESENT OR FUTURE MEMBER, COMMISSIONER, OFFICER, EMPLOYEE OR AGENT OF THE ISSUER IN HIS INDIVIDUAL CAPACITY.

         (b) Details of Bonds. All Bonds shall be dated September 1, 1996 and delivery of the Bonds and shall mature, subject to prior redemption, on September 1, 2012. Interest on the Bonds shall be computed from the Interest Payment Date next preceding the date of authentication thereof, unless such authentication date (a) is prior to the first Interest Payment Date following the initial delivery of the Bonds, in which case interest shall be computed from such initial delivery date, (b) is after a Record Date and before the subsequent Interest Payment Date, in which case interest shall be computed from the subsequent Interest Payment Date, or (c) is an Interest Payment Date, in which case interest shall be computed from such authentication date; provided, that if interest on the Bonds is in default, Bonds shall bear interest from the last date to which interest has been paid. The principal of, redemption or purchase price and premium, if any, and interest on the Bonds shall be payable in lawful currency of the United States. The principal of and redemption or purchase price and premium, if any, on the Bonds shall be payable at the principal corporate trust office of the Trustee upon presentation and surrender of the Bonds. Payments of interest on the Bonds shall be mailed to the persons in whose names the Bonds are registered on the register of the Trustee at the close of business on the Record Date next preceding each Interest Payment Date; provided that, any Holder of a Bond or Bonds in an aggregate principal amount of not less than $500,000 may, by prior written instructions filed with the Trustee (which instructions shall remain in effect until revoked by subsequent written instructions), instruct that interest payments for any period be made by wire transfer to an account in the continental United States or other means acceptable to the Trustee. Bonds shall be numbered from 1 upward as determined by the Trustee and shall contain the designation "R."

         (c) Delivery. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver the Bonds to the Trustee and, upon receipt by the Trustee of the following, the Trustee shall authenticate the principal amount of Bonds specified in the Issuer's authorization and request, and the Trustee shall deliver the Bonds to the purchaser or purchasers as directed by the Issuer:

         (i) a copy of the resolution or resolutions of the Issuer authorizing the issuance of the Bonds, certified by the Recorder of the City of Beckley;

         (ii) original executed counterparts of the Agreement, this Indenture, the Escrow Agreement and the Tax Regulatory
Agreement and a copy of the Reimbursement Agreement;

         (iii) confirmation that the Trustee has received the original, executed Letter of Credit from the Bank;

         (iv) an authorization and request from the Issuer to the Trustee to authenticate and deliver the Bonds in specified Authorized Denominations to the initial purchaser or purchasers upon payment to the Trustee, for the account of the Issuer, of the purchase price for such principal amount of Bonds;

         (v) an Opinion of Bond Counsel for the Bonds, addressed to the Trustee, or upon which the Trustee may rely, to the effect that the Bonds so specified have been validly authorized, executed and issued under the law of the State and this Indenture has been duly authorized, executed and delivered by the Issuer;

         (vi) an opinion of Counsel to the Bank addressed to the Trustee, or upon which the Trustee may rely, to the effect that the Letter of Credit is a binding and valid obligation of the Bank and is not subject to registration under the Securities Act of 1933, as amended;

         (vii) Internal Revenue Service Form 8038 completed by the Issuer with respect to the Bonds; and

         (viii) An Opinion of Counsel that (1) the Company is a corporation duly organized and validly existing under the laws of the State, and (2) the Agreement and the Note have been duly authorized, executed and delivered by the Company and are enforceable against the Company, subject to usual exceptions for matters relating to bankruptcy and equitable principles.

         (d) Disbursement. On the date of issuance of the Bonds, the Trustee shall disburse all of the proceeds derived from the issuance of the Bonds, together with sufficient equity money provided by the Company, to the Prior Bonds Trustee as Escrow Agent under the Escrow Agreement in order to provide for the defeasance in full of the Prior Bonds. All additional moneys should be deposited in the Bond Fund and shall be applied as set forth in Section 4.04.

         Section 2.02. Interest on the Bonds. The Bonds shall bear interest as herein provided from the date thereof until paid in full. The Bonds will be in the principal amounts, shall bear interest and shall mature on September 1 in the years as follows:

                  Year                        Principal                Interest
           (September 1)                      Amount                     Rate
           -------------                    ---------                  ------
                  1997                       $ 20,000.00                4.200%
                  1998                         25,000.00                4.400
                  1999                         25,000.00                4.500
                  2000                         25,000.00                4.600
                  2001                        160,000.00                4.700
                  2002                        170,000.00                4.800
                  2003                        180,000.00                4,900
                  2004                        195,000.00                5.000
                  2005                        205,000.00                5.100
                  2006                        215,000.00                5.200
                  2007                        230,000.00                5.300
                  2012                      1,380,000.00                5.750

         Interest accrued on the Bonds shall be paid on each Interest Payment Date (or, if such day is not a Business Day, on the next succeeding Business
Day), commencing on March 1, 1997. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, whichever may be applicable.

         Section 2.03. Execution and Authentication. The Bonds shall be signed on behalf of the Issuer with the manual or facsimile signature of the Mayor of the Issuer, and the seal of the Issuer shall be impressed or imprinted on the Bonds by facsimile or otherwise, and attested by the manual or facsimile signature of the Recorder of the Issuer. If any officer whose signature is on a Bond no longer holds that office at the time the Trustee authenticates the Bond, the Bond shall nevertheless be valid. Also, if a person signing a Bond is the proper officer on the actual date of execution, the Bond shall be valid even if that person is not the proper officer on the nominal date of action.

         A Bond shall not be valid for any purpose under this Indenture unless and until the Trustee manually signs the certificate of authentication on the Bond, and such signature shall be conclusive evidence that the Bond has been authenticated under this Indenture.

         Section 2.04. Bond Register. The Trustee shall keep a register of Bonds and of their transfer and exchange. Bonds not held under a book-entry system must be presented at the principal corporate trust operations office of the Trustee for registration, transfer and exchange, and Bonds may be presented at that office for payment.

         Section 2.05. Registration and Exchange of Bonds; Persons Treated as Owners; Book-Entry System.

         (a) Bonds may be transferred only on the register maintained by the Trustee. Upon surrender for transfer of any Bond to the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the holder or the holder's attorney duly authorized in writing and in either case, with an appropriate guarantee of signature conforming to the requirements of Exhibit A hereto, the Trustee shall authenticate a new Bond or Bonds in an equal total principal amount and registered in the name of the transferee.

         Bonds may be exchanged for an equal total principal amount of Bonds of different Authorized Denominations. The Trustee shall authenticate and deliver Bonds that the Bondholder making the exchange is entitled to receive, bearing numbers not then outstanding.

         The Trustee shall not be required to transfer or exchange any Bond during the period beginning 15 days before the mailing of notice calling the Bond or any portion of the Bond for redemption and ending on the redemption date. Bonds subject to redemption may be transferred or exchanged only if the Trustee provides the new holder thereof with a copy of the notice of redemption.

         The holder of a Bond as shown on the register of the Trustee shall be the absolute owner of the Bond for all purposes, and payment of principal, interest or purchase price shall be made only to or upon the written order of such holder or the holder's legal representative; provided that interest shall be paid to the Person shown on the register as a holder of a Bond on the applicable Record Date.

         (b) The Trustee may require the payment by a Bondholder requesting exchange or registration of transfer of any tax or other governmental charge required to be paid in respect of the exchange or registration of transfer but shall not impose any other charge.

         (c) The Trustee may make appropriate arrangements for the Bonds (or any portion thereof) to be issued or held by means of a book-entry system administered by DTC with no physical distribution of Bonds made to the public (other than those Bonds, if any, not held under such book-entry system). References in this Section 2.05(c) to a Bond or the Bonds shall be construed to mean the Bond or the Bonds that are held under the book-entry system. In such event, one Bond of each maturity shall be issued to DTC and immobilized in its custody. A book-entry system shall be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

         Each DTC Participant shall be credited in the records of DTC with the amount of such DTC Participant's interest in the Bonds. Beneficial ownership interests in the Bonds may be purchased by or through DTC Participants. The holders of these beneficial ownership interests are hereinafter referred to as the "Beneficial owners." The Beneficial Owners shall not receive Bonds representing their beneficial ownership interests. The ownership interests of each Beneficial Owner shall be recorded through the records of the DTC Participant from which such Beneficial Owner purchased its Bonds. Transfers of ownership interests in the Bonds shall be accomplished by book entries made by DTC and, in turn, by DTC Participants acting on behalf of Beneficial Owners. SO LONG AS CEDE & CO., AS NOMINEE FOR DTC, IS THE REGISTERED OWNER OF THE BONDS, THE TRUSTEE SHALL TREAT CEDE & CO. AS THE ONLY HOLDER OF THE BONDS FOR ALL PURPOSES UNDER THIS INDENTURE, INCLUDING RECEIPT OF ALL PRINCIPAL OF AND INTEREST ON THE BONDS, RECEIPT OF NOTICES, VOTING AND REQUESTING OR DIRECTING THE TRUSTEE TO TAKE OR NOT TO TAKE, OR CONSENTING TO, CERTAIN ACTIONS UNDER THIS INDENTURE.

         Payments of principal, interest and purchase price with respect to the Bonds, so long as DTC is the only owner of the Bonds, shall be paid by the Trustee directly to DTC or its nominee, Cede & Co. as provided in the Letter of Representation dated as of September 1, 1996 from the Issuer, the Company, the Trustee to DTC (the "Letter of Representation"). DTC shall remit such payments to DTC Participants, and such payments thereafter shall be paid by DTC Participants to the Beneficial owners. The Issuer, the Company, and the Trustee shall not be responsible or liable for payment by DTC or DTC Participants, for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC or DTC Participants.

         In the event that (1) DTC determines not to continue to act as securities depository for the Bonds or (2) the Company determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect its interests or the interests of the Beneficial Owners of the Bonds, the Issuer shall, at the request of the Company, discontinue the book-entry system with DTC. If the Trustee fails to identify another qualified securities depository to replace DTC, the Trustee shall authenticate and deliver replacement Bonds in the form of fully registered Bonds to each Beneficial Owner.

         THE ISSUER, THE COMPANY AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO (i) THE BONDS; (ii) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (iii) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF AND INTEREST ON THE BONDS; (iv) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS;
(v) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (vi) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC, OR ITS NOMINEE, CEDE & CO., AS OWNER.

         In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of this Section, the Bonds shall be delivered solely as fully registered Bonds without coupons in the Authorized Denominations, shall be lettered "IR" and numbered separately from 1 upward, and shall be payable, executed, authenticated, registered, exchanged and canceled pursuant to the provisions hereof.

         (d) The Trustee shall not be limited to utilizing a book-entry system maintained by DTC but may enter into a custody agreement with any bank or trust company serving as custodian (which may be the Trustee serving in the capacity of custodian) to provide for a book-entry or similar method for the registration and registration of transfer of all or a portion of the Bonds.

         SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF TRANSFER OF OWNERSHIP OF ALL THE BONDS IS MAINTAINED IN ACCORDANCE HEREWITH, THE PROVISIONS OF THIS INDENTURE RELATING TO THE DELIVERY OF PHYSICAL BOND CERTIFICATES SHALL BE DEEMED INAPPLICABLE OR BE OTHERWISE SO CONSTRUED AS TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM.

         Section 2.06. Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds.

         (a) If any Bond is mutilated, lost, stolen or destroyed, the Trustee shall authenticate a new Bond of the same denomination for any mutilated, lost, stolen or destroyed Bond if there is delivered to the Trustee at its principal corporate trust operations office, (1) in the case of a mutilated Bond, such mutilated Bond and (2) in the case of any lost, stolen or destroyed Bond, evidence of such loss, theft or destruction reasonably satisfactory to the Issuer, Bank, Trustee and Company, together with an indemnity from the Bondholder, reasonably satisfactory to them. If the Bond has matured and if the evidence and indemnity described above have been provided by the Bondholder, instead of issuing a duplicate Bond, the Trustee, with the consent of the Company, shall pay the Bond without requiring surrender of the Bond and make such requirements as the Trustee deems fit for its protection, including a lost instrument bond. The Issuer, the Company and the Trustee may charge the Bondholder their reasonable fees and expenses in this connection.

         (b) Every new Bond issued pursuant to this Section 2.06 shall (i) constitute an additional contractual obligation of the Issuer regardless of whether, in the case of (a) above, the mutilated, lost, stolen or destroyed Bond, and (ii) be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds issued and outstanding hereunder.

         (c) All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section 2.06 are exclusive with respect to the replacement or payment of mutilated, lost, stolen or destroyed Bonds and, to the extent permitted by law, and shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or enacted hereafter.

         Section 2.07. Cancellation of Bonds. All Bonds paid, redeemed or purchased, either at or before maturity, shall be delivered to the Trustee when such payment, redemption or purchase is made, and except as otherwise provided herein shall be canceled. Whenever a Bond is delivered to the Trustee for cancellation (upon payment, redemption, defeasance or otherwise), or for transfer, exchange or replacement pursuant to Section 2.05 or 2.06, the Trustee shall safeguard such Bond for such period of time as may be required by governmental regulations and thereafter promptly cancel the Bond and prepare a certificate of destruction therefor.

         Section 2.08. Temporary Bonds. Until definitive Bonds are ready for delivery, the Issuer may execute and the Trustee shall authenticate temporary Bonds substantially in the form of the definitive Bonds, with appropriate variations. The Issuer shall, without unreasonable delay, prepare and the Trustee shall authenticate definitive Bonds in exchange for the temporary Bonds. Such exchange shall be made by the Trustee without charge to the Bondholders. Temporary Bonds shall not otherwise be eligible for transfer or exchange under
Section 2.05.

         Section 2.09.  Additional Bonds.

         (a) At any time while the Issuer is not in default under this Indenture and subject to the approval and execution of a supplemental Indenture making appropriate provisions therefor in accordance with Section 10.01 hereof and subject to receipt by the Trustee of the documents listed below, the Issuer may issue one or more series of Additional Bonds for the purpose of providing funds to be used, with any other available funds, for the purpose of (i) paying the cost of all improvements, restoration, repairing, rebuilding, rearranging and replacements of the Project or any part thereof by the Company pursuant to, or
(ii) refunding all or part of any prior series of Bonds, or any combination of the above. Each series of Additional Bonds shall be issued pursuant to a supplement to this Indenture. Unless otherwise provided in a supplemental Indenture, all such Additional Bonds shall be in substantially the same form as the Bonds, but shall be of such denominations, bear such dates, bear interest at such rates, have such maturity dates, redemption dates and redemption premiums, contain an appropriate series designation, and be issued at such prices all as approved by Company.

         The Trustee shall authenticate and deliver such Additional Bonds, but only upon receipt of the following:

         (1) A certificate of the Issuer, signed by its President, that it is not in default under this Indenture.

         (2) A certificate of the Company, signed by a Company Representative approving the issuance and terms of such Additional Bonds and that it is not in default under the Agreement.

         (3) A certified copy of a resolution or resolutions of the Issuer authorizing a)the execution and delivery of the amendment to the Agreement referred to in subparagraph 4 of this Section 2.09, (b) the execution and delivery of the supplemental Indenture referred to in subparagraph 5 hereof, and (c) the issuance, award, execution and delivery of such Additional Bonds.

         (4) An original executed counterpart of an amendment to the Agreement providing, among other things, for increasing the amounts payable by the Company thereunder to include payment of principal of, premium, if any, and interest on such Additional Bonds.

         (5) An original executed counterpart of a supplemental Indenture providing for the issuance of such Additional Bonds.

         (6) Evidence of the consent of the Bank to the issuance of such Additional Bonds.

         (7) An opinion of Counsel that the amendment to the Agreement and a new promissory note each has been properly authorized, executed, and delivered by Company, that the supplemental
                  Indenture  has  been  properly   authorized,   executed,   and
                  delivered by the Issuer, and that such amendment to the Agreement, new promissory note, and supplemental Indenture (assuming in the case of the supplemental Indenture, proper authorization and execution and delivery thereof by the Trustee), are valid and binding and enforceable in accordance with their respective terms, except as same is affected by laws affecting creditors' rights and the enforcement thereof generally and except to the extent that the remedy of specific performance and other equitable remedies are always within the discretion of the Court, and that the amendment to the Agreement and the supplemental Indenture have been duly recorded in every necessary recording office and appropriate financing statements have been filed in all filing offices where such filing shall be necessary;

         (8) A written opinion of Nationally Recognized Bond Counsel that the issuance of such Additional Bonds has been duly authorized by the Issuer and will have no adverse effect upon the exemption from Federal income taxes of interest on the Bonds or any other then outstanding series of Additional Bonds.

         (9) A request and authorization by the Issuer, signed by its President, to the Trustee to authenticate and deliver such Additional Bonds upon payment to the Trustee for the account of the Issuer of a specified sum.

         (b) When the requirements of subsection A of this Section have been met to the reasonable satisfaction of the Trustee and when the Additional Bonds shall have been executed and authenticated in the manner required by this Indenture, the Trustee shall deliver such Additional Bonds but only upon payment to the Trustee of the purchase price of such Additional Bonds.

         (c) The proceeds of all Bonds issued under the provisions of this Section (other than refunding Bonds) shall be deposited with the Trustee in a special fund appropriately designated and held in trust for the purpose of paying the costs for which such Additional Bonds were issued to finance except that any accrued interest received on the sale of such Additional Bonds and any amount authorized for the payment of interest during any period of acquisition and construction and for a reasonable period thereafter shall be deposited to the credit of the Bond Fund (i.e., in the designated subaccount therein). The proceeds of all refunding Bonds issued under the provisions of this Section shall be deposited with the Trustee in a special escrow account pledged solely to the payment of the principal of, premium, if any, and interest on the refunded Bonds, except that the accrued interest received on the sale of such Additional Bonds may be deposited instead in the Bond Fund.

                                   ARTICLE III

                             REDEMPTION AND PURCHASE

         Section 3.01. Redemption of Bonds.

         (a) Optional Redemption. The Bonds maturing September 1, 2007 and thereafter are subject to optional redemption in whole or in part at any time on any date on or after September 1, 2006 (less than all of the Bonds to be selected as designated by the Company) at the redemption prices (expressed as percentages of principal amount of Bonds to be redeemed) set forth in the following table plus accrued interest to the Redemption Date:

         Redemption Date                             Redemption Date

September 1, 2006 through August 31, 2007            102.0%
September 1, 2007 through August 31, 2008            101.0
September 1, 2008 and thereafter                     100.0

         NOTWITHSTANDING ANYTHING IN THIS INDENTURE TO THE CONTRARY, IN NO EVENT SHALL PROCEEDS OF THE LETTER OF CREDIT BE USED TO PAY THE REDEMPTION PRICE OF BONDS CALLED FOR REDEMPTION PURSUANT TO SECTION 3.01(a).

         (b) Mandatory Sinking Fund Redemption. (i) The Bonds maturing September 1, 2012 are subject to mandatory sinking fund redemption prior to their scheduled maturity, on September 1, 2008, and on each succeeding September 1 to and including September 1, 2012, or if any such date is not a Business Day, on the next succeeding Business Day, without premium, at a redemption price of the principal amount thereof with interest accrued to, but excluding, the redemption date, in the following principal amounts:

                                                                       Principal
                  Year                                                  Amount

                  2008                                                 $245,000
                  2009                                                  260,000
                  2010                                                  275,000
                  2011                                                  290,000
                  2012 (Maturity)                              310,000

         (ii) At its option, to be exercised on or before the 45th day next preceding any such sinking fund redemption date, the Issuer, or the Company on behalf of the Issuer, may:

                  (x) deliver to the Trustee for cancellation Bonds in any aggregate principal amount desired to be credited against the Issuer's sinking fund redemption obligations; or

                  (y) instruct the Trustee, to credit against the Issuer's sinking fund redemption obligations any Bonds that prior to such date have been redeemed (otherwise than through the operation of the sinking fund) and canceled by the Trustee and not theretofore applied as a credit against any sinking fund redemption obligation.

         Each Bond so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof against the obligation of the Issuer on such sinking fund redemption dates. Any excess over such obligation shall be credited against future sinking fund redemption obligations in chronological order, and the principal amount of the Bonds to be redeemed by operation of the sinking fund shall be accordingly reduced.

         (c) Mandatory Redemption on Determination of Taxability. The Bonds are also subject to mandatory redemption at a redemption price equal to the principal amount thereof with interest to, but excluding, the redemption date in whole (or in part as provided below), without premium, on the first day of a month within 180 days after the Company receives written notice from a Bondholder or former Bondholder or the Trustee of a final determination by the Internal Revenue Service or a court of competent jurisdiction that the interest paid or to be paid on any Bond is or was includable in the gross income of the Bond's owner (other than an owner that is a "substantial user" of the Facility or a "related person" within the meaning of Section 147(a) of the Code) for federal income tax purposes (a "Determination of Taxability"), or if such date is not a Business Day, on the next succeeding Business Day. No such determination will be considered final unless the Bondholder or former Bondholder involved in the determination gives the Company, the Trustee and the Bank prompt written notice of the commencement of the proceedings resulting in the determination and offers the Company, subject to the Company's agreeing to pay all expenses of the proceeding and to indemnify the holder against all liabilities that might result from it, the opportunity to control the defense of the proceeding and either the Company does not agree within 30 days to pay the expenses, indemnify the holder and control the defense or the Company exhausts or chooses not to exhaust available procedures to contest or obtain review of the result of the proceedings. Fewer than all the Bonds may be redeemed if redemption of fewer than all would result in the interest payable on the Bonds remaining outstanding being not includable in the gross income for federal income tax purposes of any holder. If fewer than all Bonds are redeemed, the Trustee shall select the Bonds to be redeemed by lot as provided in Section 3.03 or by such other method acceptable to the Trustee as may be approved in an opinion of Bond Counsel.

         (d) Mandatory Redemption on Expiration or Termination of Letter of Credit Without Extension or Providing a Substitute Letter of Credit. The Bonds are subject to mandatory redemption, in whole without premium at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to, but not including, the redemption date, on the Interest Payment Date that next precedes by at least 14 days the stated expiration or termination date of the Letter of Credit or, if such Interest Payment Date is not a Business Day, on the next succeeding Business Day, unless by the 15th day prior to such Interest Payment Date the Company provides to the Trustee, and the Trustee has accepted, (1) evidence that such Letter of Credit has been extended or (2) a Substitute Letter of Credit to be effective on or prior to such Interest Payment Date.

         Section 3.02. Redemption Date. The redemption date of Bonds to be redeemed pursuant to the optional redemption provisions in Section 3.01(a) shall be a date permitted by such clauses and specified by the Company in the notice delivered pursuant to the preceding Section. The redemption date for mandatory redemptions shall be as specified in Section 3.01(b) through (d), as the case may be, or determined by the Trustee consistently with the provisions thereof.

         Section 3.03. Selection of Bonds To Be Redeemed. Except as otherwise provided in this Section 3.03, if fewer than all the Bonds are to be redeemed, the Trustee shall select the Bonds to be redeemed by lot or such other method as it deems in its sole discretion to be fair and appropriate. The Trustee shall treat each holder of Bonds as the owner of one Bond for purposes of selection for redemption and shall select Bonds for redemption by lot (1) from among the holders of less than $1,000,000 in aggregate principal amount, provided that if there are no such holders, or if, after selection from among such holders such selection has not resulted in redemption of a sufficient amount of Bonds, then
(2) from among the holders of $1,000,000 or more in aggregate principal amount of Bonds. No portion of a Bond may be redeemed that would result in a Bond that is smaller than the then permitted minimum Authorized Denomination. For this purpose, the Trustee shall consider each Bond in a denomination larger than the minimum denomination permitted by the Bonds at the time to be separate Bonds each in the minimum denomination. Provisions of this Indenture that apply to Bonds called for redemption also apply to portions of Bonds called for redemption.

         Notwithstanding anything to the contrary in this Indenture, there shall be no redemption of less than all of the Bonds if there shall have occurred and be continuing an Event of Default.

         Section 3.04. Notice to Trustee; Notice of Redemption.

         (a) If the Company wishes that any Bonds be redeemed pursuant to the optional redemption provisions in Section 3.01(a) hereof, the Company shall notify the Trustee and the Bank in writing of the applicable provision, the redemption date, the principal amount of Bonds to be redeemed and other necessary particulars. The Company shall give such notices at least 40 days before the redemption date.

         (b) For Bonds being redeemed pursuant to Subsections (a) through (c) of
Section 3.01, the Trustee shall prepare and send notice of each redemption to each Bondholder whose Bonds are being redeemed, the Company and the Bank by first-class mail at least 30 days but not more than 60 days before each redemption. If the Bonds are being held under a book-entry system administered by DTC and less than all of the Bonds are called for redemption, the Trustee shall prepare and send notice of such redemption to each such Beneficial owner at the time and in the manner provided in this Section 3.04(b). The notice shall identify the Bonds or portions thereof to be redeemed and shall state (i) the type of redemption and the redemption date, (ii) the redemption price, (iii) that the Bonds called for redemption must be surrendered to collect the redemption price, (iv) the address at which the Bonds must be surrendered, (v) that interest on the Bonds called for redemption ceases to accrue on the redemption date, (vi) the CUSIP number of the Bonds and (vii) any condition to the redemption.

         The procedure for redemption of Bonds pursuant to 3.01(d) shall be identical except that notice shall be sent at least 7 days before each redemption.

         With respect to any Bonds to be redeemed that have not been presented for redemption within 60 days after the redemption date, the Trustee, at the expense of the Company, shall prepare and the Trustee shall give a second notice of redemption to the holder of any such Bonds that have not been presented for redemption, by first-class mail, within 30 days of the end of such 60-day period.

         Failure by the Trustee to give any notice of redemption as to any particular Bonds will not affect the validity of the call for redemption of any Bonds in respect of which no such failure has occurred. Any notice mailed as provided in the Bonds will be conclusively presumed to have been given whether or not actually received by any holder.

         Section 3.05. Payment of Bonds Called for Redemption. Upon surrender to the Trustee, Bonds called for redemption shall be paid as provided in this Article at the redemption price provided for in this Article. On the date fixed for redemption, notice having been given in the manner and under the conditions hereinabove provided, the Bonds or portions thereof called for redemption shall be due and payable at the redemption price provided therefor, plus accrued interest to such date. On such redemption date, if moneys sufficient to pay the redemption price of the Bonds to be redeemed, plus accrued interest thereon to the date fixed for redemption, are held by the Trustee, interest on the Bonds called for redemption shall cease to accrue; such Bonds shall cease to be entitled to any benefits or security under this Indenture or to be deemed outstanding; and the holders of such Bonds shall have no rights in respect thereof except to receive payment of the redemption price thereof, plus accrued interest to the date of redemption.

         Section 3.06. Bonds Redeemed in Part. Upon surrender of a Bond redeemed in part, the Trustee shall authenticate for the holder a new Bond or Bonds equal in principal amount to the unredeemed portion of the Bond surrendered.

                                   ARTICLE IV

                              PAYMENT OF BONDS AND
                                CREATION OF FUNDS

         Section 4.01. Payment of Bonds. The Trustee shall make payments when due of principal of and interest on Bonds (including upon the redemption of the Bonds as described in Article III hereof):

         (a) first, from Available Moneys held by the Trustee in the Bond Fund; and

         (b) second, from moneys drawn by the Trustee under the Letter of Credit and deposited in the Bond Fund;

         (c)      last, from any other moneys available to the Trustee.

The proceeds of investments of any moneys in any of these categories may be used to the same extent as the moneys invested could be used.

         Section 4.02. Creation of Bond Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "City of Beckley, West Virginia/Beckley Health Care Corp.: Bond Fund." The money and securities in such fund shall be held in trust by the Trustee and applied as herein provided and, until such application, the money and securities in such Fund shall be subject to a lien and charge in favor of the Bondholders.

         Section 4.03. Payments into Bond Fund. There shall be deposited into the Bond Fund, as and when received:

         (a)      all moneys received from a drawing under the Letter of Credit;

         (b)      all payments specified in section 4.1 of the Agreement; and

         (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement (other than Sections 4.1(b) and 5.6 thereof) that are required or that are accompanied by directions that such moneys are to be paid into the Bond Fund. To the extent that moneys described in (a), (b) or
(c) above would not constitute Available Moneys at the time of such deposit, the Trustee shall create separate subaccounts in the Bond Fund in which moneys described in each of such (a), (b) and (c) above shall be held until such moneys constitute Available Moneys. The Trustee shall create a separate subaccount in the Bond Fund for, and shall not commingle moneys described in Section 4.01(a) with, any other moneys hereunder. So long as any of the Bonds issued hereunder are Outstanding the Issuer shall deposit, or cause to be paid to the Trustee for deposit in the Bond Fund for its account, sufficient sums from the amounts derived from the Agreement promptly to pay when due the principal of all Bonds (whether at maturity, upon redemption or acceleration or otherwise), interest on the Bonds and the purchase price of the Bonds as the same become due and payable, except that all payments shall be limited as provided in Section 2.01 and the Issuer makes no representation or warranty that the amount deposited will be adequate to make all payments when due.

         Section 4.04. Use of Moneys in Bond Fund. Except as provided in Section 4.06, moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds as the same shall become due and payable whether at maturity, upon redemption or otherwise and for the purchase price of the Bonds as the same shall become due, and the Trustee shall make such payment in accordance with the provisions of the Bonds and this Indenture; provided, however, that to the extent such principal, interest or purchase price is paid with proceeds of a drawing under the Letter of Credit and the Parent does not reimburse the Bank directly, the Trustee shall promptly reimburse the Bank from funds on deposit in the Bond Fund.

         Section 4.05. Custody of Bond Fund. The Bond Fund shall be held in the custody of the Trustee but in the name of the Issuer. The Issuer hereby authorizes and directs (a) the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of, interest on and the purchase price of the Bonds as the same become due and payable, and to withdraw from the Bond Fund funds sufficient to pay any other amounts payable therefrom as the same become due and payable; provided however, that to the extent such principal, interest or purchase price is paid with proceeds of a drawing under the Letter of Credit and the Parent does not reimburse the Bank directly, the Trustee shall promptly reimburse the Bank from funds on deposit in the Bond Fund other than proceeds from a drawing on the Letter of Credit.

         Section 4.06. Moneys To Be Held in Trust. All money that the Trustee shall have withdrawn from the Bond Fund or shall have received from any other source and set aside for the purpose of paying any of the Bonds hereby secured, either at the maturity thereof or call for redemption or for the purpose of paying any interest on the Bonds hereby secured, shall be held in trust by the Trustee for the respective Holders. Any money that is so set aside or transferred and that remains unclaimed by the Holders for the escheat period provided by State law shall be treated as abandoned property, and the Trustee shall report and remit this property according to the requirements of State law and thereafter the Holders shall look only to the appropriate State agency or official for payment and then only to the extent of the amounts so received, without any interest thereon, and the Trustee and the Issuer shall have no responsibility with respect to such money.

         Section 4.07. Payment to Company From Bond Fund. After payment in full of the principal of and interest on the outstanding Bonds, the fees, charges and expenses of the Issuer, the Trustee and the Bank (including without limitation the fees and expenses of their respective counsel) and all other amounts required to be paid hereunder, including payments of rebatable arbitrage, any amounts remaining in the Bond Fund shall be paid immediately to the Company.

         Section 4.08. Investment of Moneys. To the extent permitted by law, the Trustee shall invest and reinvest moneys held by it representing proceeds of drawings under the Letter of Credit and Available Moneys on deposit in the Bond Fund only in U.S. Government obligations (or in a mutual fund composed solely of U.S. Government Obligations) maturing at such times as such amounts will be needed for the purposes thereof. Unclaimed moneys held by the Trustee under
Section 4.06 shall be held uninvested by the Trustee.

         The Trustee may make investments permitted by this Article through or from their own bond departments or the bond departments of any bank or trust company under common control with the Trustee. Investments shall be registered in the name of the Trustee, or its nominee and held by or under the control of the Trustee. The Trustee shall sell and reduce to cash a sufficient amount of investments whenever the cash held by them is insufficient. The Issuer represents that it will take no action that would cause moneys held by the Trustee in connection with the Bonds to be used in a manner that would cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code.

                                    ARTICLE V

                                LETTER OF CREDIT

         Section 5.01. Requirements for Letter of Credit. In order to secure its obligations under the Agreement, pursuant to Section 4.7 of the Financing Agreement, the Company has agreed (a) upon the initial authentication and delivery of the Bonds, to deliver to the Trustee the Letter of Credit, issued by the Bank in favor of the Trustee and for the benefit of the holders of the Bonds; and (b) to ensure that so long as any Bonds remain outstanding, a Letter of Credit shall be in effect with respect to such Bonds with terms substantially conforming to those of the original Letter of Credit.

         Section 5.02.  Draws on Letter of Credit; Extensions.

         (a) The Trustee shall make timely draws in accordance with the Letter of Credit such that timely payment under Section 4.01 is made without resort to the sources of payment described in Subsections (b) and (c) of Section 4.01. Such draws shall be in amounts equal to the total principal and interest due on redemption price, or purchase price payable with respect to, the Bonds, less the amounts (if any) available under Subsection (a) of Section 4.01. The Trustee shall make such draws in such a fashion as to be able to obtain by 3:15 p.m. and to make such payment when due in accordance with this Indenture and the Bonds.

         (b) In drawing on the Letter of Credit, the Trustee will be acting on behalf of the Bondholders by facilitating payment of the Bonds and not on behalf of the Issuer or Company and shall not be subject to the control of either. Proceeds of draws on the Letter of Credit shall be held in the Bond Fund.

         (c) The Trustee shall advise the Company and the Parent by telecopy or telex on the date of each draw on the Letter of Credit of the amount and date of such draw and of the reason for such draw.

         (d) For extensions of the term of the Letter of Credit, the Trustee shall, at the direction of a Company Representative, but only if required to evidence an extension of the term of the Letter of Credit, surrender the Letter of Credit to the Bank in exchange for a new Letter of Credit of the Bank or the Letter of Credit with notations thereon, as the Bank may so elect, conforming in all material respects to the Letter of Credit except that the expiration date shall be extended. Any such extension shall be for a period of at least one year or, if less, until the 15th day following the maturity date of the Bonds.

         Section 5.03. Substitute Letter of Credit.

         (a) At any time while a Letter of Credit is in effect with respect to the Bonds, upon at least 60 days' prior written notice to the Trustee, the Company may, provide for the delivery to the Trustee of a substitute Letter of Credit complying with the provisions of this Indenture (the "Substitute Letter of Credit"), which shall be effective upon acceptance by the Trustee. Any Substitute Letter of Credit shall have a stated expiration date of at least one year following the effective date thereof.

         (b) On or before the date of delivery of any Substitute Letter of Credit to the Trustee, as a condition to the acceptance by the Trustee of such Substitute Letter of Credit, the Company shall furnish to the Trustee:

         (i) An opinion of Counsel  addressed  to the Trustee to the effect that
(A) the Substitute Letter of Credit is the valid and binding obligation of the issuer thereof enforceable against such issuer in accordance with its terms except insofar as its enforceability may be limited by any insolvency or similar proceedings applicable to the issuer or by proceedings affecting generally the rights of the issuer's creditors or by general equitable principles; (B) payments of principal, interest or purchase price on the Bonds from the proceeds of a draw on the Substitute Letter of Credit will not constitute avoidable preferences under any applicable bankruptcy, reorganization, insolvency or other similar laws; and (C) the Substitute Letter of Credit does not constitute a separate security requiring registration under any applicable federal or state securities laws. In the case of a Substitute Letter of Credit issued by a branch or agency of a foreign commercial bank, there shall also be delivered an opinion of Counsel from a firm licensed to practice law in the jurisdiction in which the head office of such bank is located, addressed to the Trustee, to the effect that the Substitute Letter of Credit is the valid and binding obligation of such bank, enforceable against such bank in accordance with its terms, subject to the limitations referred to in Section 5.03(b)(i)(A) above;

         (ii) written evidence that the issuer of the Substitute Letter of Credit meets the requirements for an issuer of a Letter of Credit as set forth in the definition of Letter of Credit; and

         (iii) an opinion of Bond Counsel addressed to the Trustee to the effect that the delivery and acceptance of such Substitute Letter of Credit is authorized under this Indenture and its delivery and acceptance will not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes;

         The Trustee shall accept any such Substitute Letter of Credit only in accordance with the terms, and upon satisfaction of the conditions, contained in this Section and any other applicable provisions of this Indenture.

         (c) Not more than 60 days and not less than 15 days prior to the effective date of the Substitute Letter of Credit, the Trustee shall, in addition to the notice required by Section 12.01(b), send by registered or certified mail, to each holder of the Bonds, notice of the issuance of the Substitute Letter of Credit, which notice shall include (i) the identity of the issuer thereof and (ii) the date the Substitute Letter of Credit will be effective.

         Section 5.04. Enforcement of the Letter of Credit. The Trustee shall hold and maintain the Letter of Credit for the benefit of the Owners of the Bonds until the Letter of Credit terminates or expires in accordance with its terms.

         When the Letter of Credit terminates or expires in accordance with its terms, the Trustee shall immediately surrender it to the Bank. Except in the case of a redemption in part pursuant to Article III hereof or any other reduction in the principal amount of Bonds outstanding, the Trustee shall not request that the Bank reduce the amount of the Letter of Credit. If at any time, all Bonds shall cease to be outstanding, the Trustee shall surrender the Letter of Credit to the Bank in accordance with the terms thereof.

         If at any time the Bank fails to honor a draft presented under the Letter of Credit in conformity with the terms thereof, the Trustee shall give immediate telephonic notice thereof to the Company.

                                   ARTICLE VI

                                    COVENANTS

         Section 6.01. Payment of Bonds. The Issuer shall promptly pay, or cause to be paid, the principal of, whether at maturity, by acceleration, call for redemption, or otherwise, and purchase price and interest on the Bonds, to the Trustee for payment to the registered owners of the Bonds on the dates and in the manner provided herein authorizing the issuance thereof and in the Bonds, according to the true intent and meaning thereof, but subject to the limitations set forth in Section 2.01(a) hereof.

         Section 6.02. Covenants and Representations of Issuer. The Issuer shall observe and perform all covenants, conditions and agreements on its part contained in this Indenture, in every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that the liability of the Issuer under any such covenant, condition or agreement for any breach or default by the Issuer thereof or thereunder shall be limited solely to the Receipts and Revenues of the Issuer from the Agreement. The Issuer represents that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized by this Indenture and to execute this Indenture, to assign the Financing Agreement and the Note and to pledge the Receipts and Revenues of the Issuer from the Agreement in the manner and to the extent herein set forth; that all action on its part with respect to the issuance of the Bonds and the execution and delivery of this Indenture duly and effectively has been taken; and that the Bonds in the hands of the owners thereof are and will be valid and enforceable limited obligations of the Issuer according to the terms thereof except as limited by bankruptcy and usual equity principles.

         Section 6.03. Further Assurances. The Issuer shall execute and deliver such supplemental indentures and such further instruments, and do such further acts, as the Trustee may reasonably require for the better assuring, assigning and confirming to the Trustee the amounts assigned under this Indenture for the payment of the Bonds.

                                   ARTICLE VII

                             DISCHARGE OF INDENTURE

         Section 7.01. Bonds Deemed Paid; Discharge of Indenture. All Bonds shall be deemed paid for all purposes of this Indenture when

         (a) payment of the greater of the principal of and the maximum amount of interest that may become due on the Bonds to the due date of such principal and interest (whether at maturity, upon redemption, acceleration or otherwise) and the payment of the purchase price of any Bond either has been provided for by depositing with the Trustee (A) moneys sufficient to make such payment, which moneys must comply with the provisions of Section 4.01(b) or (c) and/or (B) noncallable U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment without regard to the reinvestment thereof, provided that (i) such U.S. Government Obligations must be purchased from Available Moneys and (ii) the Trustee shall have received written evidence from each Rating Agency, if any, rating the Bonds that as a result of such action, their rating on the Bonds will not be lowered or eliminated; and

         (b) all compensation and expenses of the Issuer and the Trustee (as well as the fees and expenses of their Counsel) pertaining to each Bond in respect of which such payment or deposit is made have been paid or provided for to the respective satisfaction of the Trustee.

         When a Bond is deemed paid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for payment from moneys or U.S. Government Obligations under (a)(ii) above.

         Notwithstanding the foregoing, no deposit under (a)(ii) above made for the purpose of paying the redemption price of a Bond (as opposed to the final payment thereof upon maturity) will be deemed a payment of a Bond as aforesaid until (x) notice of redemption of the Bond is given in accordance with Article III or, if the Bond is not to be redeemed within the next 60 days, until the Company has given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the holder of the Bond, in accordance with Article III, that the deposit required by (a)(ii) above has been made with the Trustee and that the Bond is deemed to be paid under this Article and stating the redemption date upon which moneys are to be available for the payment of the principal of the Bond or (y) the maturity of the Bond. Additionally, and while the deposit under clause (a)(ii) above made for the purpose of paying the final payment of a Bond upon its maturity will be deemed a payment of such Bond as aforesaid, the Trustee shall mail notice to the Owner of such Bond, as soon as practicable, stating that the deposit required by (a)(ii) above has been made with the Trustee and that the Bond is deemed to be paid under this. Article.

         When all Outstanding Bonds are deemed paid under the foregoing provisions of this Section and other sums due hereunder, under the Agreement are paid, the Trustee shall upon request acknowledge the discharge of the Issuer's obligations under this Indenture, obligations under Article II in respect of the transfer, exchange, registration, discharge from registration and replacement of Bonds, and obligations under Section 9.06 hereof with respect to the Trustee's compensation and indemnification, and the Trustee without further direction shall surrender the Letter of Credit to the Bank, in accordance with the terms of the Letter of Credit. Bonds delivered to the Trustee for payment shall be canceled by the Trustee pursuant to Section 2.07.

         A Company Representative shall direct the deposit, investment and use of the moneys and securities described in this Section such that no deposit will be made and no use made of any such deposit which would cause any Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code. Before accepting or using any such deposit, the Trustee may request an opinion of Bond Counsel as to whether such use or acceptance would cause the Bonds to be so treated and that all conditions hereunder have been satisfied, and the Trustee may conclusively rely on such opinion with regard thereto.

         The Trustee may request a certificate of an independent certified public accountant to the effect that a deposit will be sufficient to defease the Bonds as provided in this Section 7.01.

         Section 7.02. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to the preceding Section and shall apply the deposited money and the money from the U.S. Government Obligations in accordance with this Indenture only to the payment of principal of, interest on, or purchase prince of, the Bonds.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

         Section 8.01. Events of Default. Each of the following events shall be an Event of Default:

         (a) Default in the due and punctual payment of any interest on any Bond;

         (b) Default in the due and punctual payment of the principal of any Bond (whether at maturity, by acceleration or redemption, upon purchase or otherwise);

         (c) Subject to the provisions of Section 8.11, default in the observance or performance of any other of the covenants, conditions or agreements on the part of the Issuer under the Indenture or in the Bonds;

         (d) Receipt by the Trustee of notice from the Bank that an Event of Default has occurred under the Reimbursement Agreement accompanied by a demand by the Bank that the Trustee declare the Bonds to be immediately due and payable; or

         (e)      The occurrence of an Event of Default under the Financing
Agreement.

         Section 8.02. Acceleration and Duty to Draw on Letter of Credit.

         (a) Upon the  occurrence of an Event of Default under Section  8.01(a),
(b) or (d) hereof, the Trustee shall, by notice to the Issuer, the Holders, the Bank and the Company, declare the entire unpaid principal of and interest on the Bonds immediately due and payable and, thereupon, the entire unpaid principal of and interest on the Bonds shall forthwith become immediately due and payable. Upon the occurrence of any other Event of Default, the Trustee may and, if requested by the holders of 25% in aggregate principal amount of Bonds then Outstanding, shall, by notice to the Issuer, the Holders, the Bank and the Company, declare the entire unpaid principal of and interest on the Bonds immediately due and payable and, thereupon, the entire unpaid principal of and interest on the Bonds shall forthwith become due and payable; provided, however, that anything in this Article VIII to the contrary, so long as the Bank has honored all proper drawings under the Letter of Credit, without the prior written consent of the Bank, the Trustee shall not have the right to declare the principal of all Bonds and the interest accrued thereon to become immediately due and payable as a result of the occurrence.of an Event of Default under
Section 8.01(c) or (e). Upon any such declaration the Issuer shall forthwith pay to the holders of the Bonds the entire unpaid principal of and accrued interest on the Bonds, but only from the revenues and receipts herein specifically pledged for such purpose. Upon the occurrence of an Event of Default specified in Section 8.01 and a declaration of acceleration hereunder, the Trustee as assignee of the Issuer shall immediately exercise its right under the Note and the Agreement to declare all installments on the Note to be immediately due and payable. In the event the Trustee fails to accelerate as required by this
Section 8.02(a), the owners of a majority in aggregate principal amount of Bonds outstanding shall have the right to take such actions.

         (b) Upon the acceleration of the maturity of the Bonds, by declaration or otherwise, the Trustee shall immediately draw upon the Letter of Credit for the aggregate unpaid principal amount of the Bonds and all interest accrued thereon, which shall be applied immediately as set forth in Section 8.03. Upon such acceleration, interest on the Bonds shall cease to accrue as of the date of declaration of such acceleration.

         Section 8.03. Disposition of Amounts Drawn on Letter of Credit; Assignment of Rights to Contest.

         (a) All amounts drawn on the Letter of Credit by the Trustee in accordance with Section 8.02(b) shall be held by the Trustee in the Bond Fund (and invested in accordance with Section 4.08), shall be applied immediately to the payment of principal and interest accrued on the Bonds.

         (b) The Trustee hereby assigns to the Bank all its rights to contest or otherwise dispute in the Trustee's name, place and stead and at the Bank's sole election and cost any claim of preferential transfer made by a bankruptcy trustee, debtor-in-possession or other similar official with respect to any amount paid to the Trustee by or on behalf of the Company or the Issuer to be applied to principal of or interest on the Bonds, to the extent of payments made to the Trustee pursuant to a drawing under the Letter of Credit. The Trustee shall cooperate with and assist the Bank in any such contest or dispute as the Bank may reasonably request; provided, however, that the Bank shall reimburse the Trustee for its reasonable costs incurred in connection with providing such cooperation and assistance. The Trustee shall give the Bank prompt notice of any claim of preferential transfer of which the Trustee has knowledge. The foregoing assignment shall not be deemed to confer upon the Bank any right to contest or otherwise dispute any claim of preferential transfer with respect to any amount as to which there has been no drawing under the Letter of Credit. The assignment set forth above shall in no event be effective until the Bank shall have first furnished to the Trustee an agreement to indemnify the Trustee and the holders of the Bonds against any claim, liability or damage that they might suffer by reason of any such contest or dispute.

         Section 8.04. Other Remedies; Rights of Bondholders. Upon the occurrence of an Event of Default the Trustee, subject to the terms of this Indenture, may proceed to protect and enforce its rights and the rights of the Bondholders by mandamus or other suit, action or proceeding at law or in equity, including but not limited to an action for specific performance of any agreement herein contained or making a demand for payment from the Company and taking action pursuant to any other document to which the Trustee is a party.

         Upon the occurrence of an Event of Default, if requested to do so by the holders of 25% in aggregate principal amount of Bonds then outstanding and if indemnified as provided in Section 9.01(d), the Trustee, subject to the terms of this Indenture, shall exercise such one or more of the rights and powers conferred by this Article as the Trustee, upon being advised by counsel, shall deem most expedient in the interests of the Bondholders.

         No remedy conferred by this Indenture upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other remedy, but each such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

         No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein, and every such right and power may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any default or Event of Default hereunder, whether by the Trustee pursuant to Section 8.10 or by the Bondholders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

         Section 8.05. Right of Bondholders To Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or for the appointment of a receiver or any other proceedings hereunder; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

         Section 8.06. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee and the fees and expenses, if any, of the Issuer in carrying out this Indenture or the Agreement, be deposited in the Bond Fund; provided, however, that no proceeds from any draw on the Letter of Credit shall be used for any purpose other than payment of principal of and interest on the Bonds or purchase thereof.
All moneys in the Bond Fund shall be applied as follows:

         (a) Unless the principal of all the Bonds shall have become of shall have been declared due and payable:

         First - To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference except as provided in
Section 8.13 and as to any difference in the respective rates of interest specified in the Bonds;

         Second - To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds at the respective rates specified therein from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then first to the payment of such interest ratably, according to the amount of such interest due on such date, and then to the amount of such principal, ratably, according to the amount of such principal due on such date, to the persons entitled thereto, without any discrimination or preference except as provided in Section 8.13 and as to any difference in the respective rates of interest specified in the Bonds; and

         Third - To the extent permitted by law, to the payment to the persons entitled thereto of the unpaid interest on overdue installments of interest ratably, according to the amounts of such interest due on such date, without any discrimination or preference except as provided in Section 8.13 and as to any difference in the respective rates of interest specified in the Bonds.

         (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, including to the extent permitted by law interest on overdue installments of interest, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto, without any discrimination or privilege except as provided in
Section 8.13.

         (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of subsection (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section.

         (d) All amounts received by the Trustee from a draw upon the Letter of Credit shall be applied exclusively to the payment of principal of and interest on the Bonds.

         Whenever moneys are to be applied pursuant to the provisions of this section, such moneys shall be applied at such times and from time to time as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any Bond until such Bond is presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

         Whenever all principal of and interest on all Bonds have been paid under the provisions of this Section and all expenses and charges of the Trustee and the Issuer have been paid, and all obligations of the Company to the Bank pursuant to the Reimbursement Agreement have been paid in full the balance remaining in the Bond Fund shall be paid to the Company as provided in Section 4.07.

         Section 8.07. Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee may be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery of judgment shall be for the equal benefit of the holders of the outstanding Bonds.

         Section 8.08. Limitations on Suits. Except to enforce the rights given under Sections 8.02(a), 8.05 and 8.12, no holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust thereof or any other remedy hereunder, unless (a) a default has occurred of which the Trustee has been notified as provided in Section 9.05, or of which by such Section it is deemed to have notice, (b) such default shall have become an Event of Default and the holders of at least 25% in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, (c) such holders have offered to the Trustee indemnity as provided in
Section 9.01(d), (d) the Trustee for 60 days after such notice shall fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name or in the name of such holders, (e) no direction inconsistent with such request has been given to the Trustee during such 60 day period by the holders of a majority in aggregate principal amount of Bonds then outstanding, and (f) notice of such action, suit or proceeding is given to the Trustee; it being understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted and maintained in the manner herein provided and for the equal benefit of the holders of all Bonds then outstanding.

         The notification, request and offer of indemnity set forth in the preceding paragraph, at the option of the Trustee, shall be conditions precedent to the execution of the powers and trusts in this Indenture and to any action or cause of action for the enforcement of this Indenture or for any other remedy hereunder.

         Section 8.09. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then.and in every such case the Issuer, the Company, the Bondholders and the Trustee shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

         Section 8.10. Waivers of Events of Default. The Trustee, with the written consent of the Bank, may waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds and the Note, and shall do so with the consent of the Bank, upon the written request of the holders of (a) a majority in aggregate principal amount of Bonds then outstanding in respect of which default in the payment of principal and/or interest exists, or (b) a majority in aggregate principal amount of Bonds then outstanding in the case of any other default; provided, however, that:

         (1) there shall not be waived without the consent of the holders of all Bonds then outstanding:

         (A) any default in the payment of the principal of any outstanding Bonds when due (whether at maturity or by mandatory or optional redemption), or

         (B) any default in the payment when due of the interest on any such Bonds unless, prior to such waiver or rescission:

         (i) there shall have been paid or provided for all arrears of interest at the rate borne by the Bonds on overdue installments of principal, all arrears of payments of principal when due and all expenses of the Trustee in connection with such default, and

         (ii) in case of any such waiver or rescission, or in case of the discontinuance, abandonment or adverse determination of any proceeding taken by the Trustee on account of any such default, the Trustee and the Bondholders shall be restored to their respective former positions and rights hereunder;

         (2) no declaration of maturity under Section 8.02 made at the request of the holders of 25% in aggregate principal amount of Bonds then outstanding shall be rescinded unless requested by the holders of a majority in aggregate principal amount of Bonds then outstanding; and

         (3) unless the Trustee has received written evidence that the Letter of Credit is reinstated in full as to principal and interest, there shall be no waiver or rescission if the Letter of Credit shall have been drawn upon due to the occurrence of an Event of Default.

         No such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

         Section 8.11. Notice of Defaults; Opportunity of Company to Cure Defaults. Anything contained in this Indenture to the contrary notwithstanding, no default specified in Section 8.01(c) on the part of the Issuer shall constitute an Event of Default until (a) notice of such default shall be given
(1) by the Trustee to the Issuer, the Bank and the Company or (2) by the holders of 25% in aggregate principal amount of Bonds then outstanding to the Trustee, the Issuer, the Bank and the Company, and (b) the Issuer and the Company shall have had 30 days after such notice to correct such default or cause such default to be corrected, and shall not have corrected such default or caused such default to be corrected within such period; provided, however, if any default specified in Section 8.01(c) shall be such that it cannot be corrected within such period, it shall not constitute an event of default if corrective action is instituted by the Issuer or the Company within such period and diligently pursued until such default is corrected; provided, further, that the period for corrective action shall not in any event extend more than 180 days after such notice to correct such default.

         With regard to any alleged default concerning which notice is given to the Company, the Company may, but is under no obligation to, perform any covenant, condition or agreement the nonperformance of which is alleged in such notice to constitute a default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts with power of substitution.

         Section 8.12. Unconditional Right To Receive Principal and Interest. Nothing in this Indenture shall, however, affect or impair the right of any Bondholder to enforce, by action at law, payment of the principal or purchase price of or interest on any Bond at and after the maturity thereof, or on the date fixed for redemption or purchase or (subject to the provisions of Section 8.02) on the same being declared due prior to maturity as herein provided, or the obligation of the Issuer to pay the principal or purchase price of and interest on each of the Bonds issued hereunder to the respective holders thereof at the time, place, from the source and in the manner herein and in the Bonds expressed.

         Section 8.13. Bonds Outstanding. In the event the Bonds are held under a book entry system, the securities depositary shall provide the Trustee, upon request of the Trustee, the names, addresses and principal amount of the Beneficial Owners of the Bonds. Subject to the provisions of Section 8.14, such Beneficial Owners shall be treated in all respects as the holders of the Bonds for purposes of this Article, and the Trustee shall send notices to such Beneficial owners as required by this Article. Notwithstanding anything else in this Article to the contrary, Company Bonds shall not be deemed to be outstanding for purposes of this Article and the Company as holder thereof shall not be entitled to any rights or payments therefor pursuant to Sections 8.05, 8.06, 8.08 and 8.10.

         Section 8.14. Bank Deemed Holder. For all purposes of this Article VIII (other than receipt of payments), the Bank shall, so long as the Letter of Credit shall not have been dishonored (other than for a reason permitted by the Letter of Credit), be deemed the holder and registered owner of all Bonds. As such, the Bank may take all actions permitted by this Article VIII to be taken by the holders or Beneficial Owners of the Bonds, to the exclusion of the actual holders and Beneficial Owners of the Bonds; the purpose of this Section 8.14 being to permit the Bank to direct the taking of actions and enforcement of remedies permitted by this Article VIII so long as the Letter of Credit shall not have been dishonored (other than for a reason permitted by the Letter of Credit).

                                   ARTICLE IX

                                     TRUSTEE

         Section 9.01. Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

         (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

         (ii) in the absence of bad faith, gross negligence or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

         (i)      this paragraph does not limit the effect of (b) above;

         (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

         (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05.

         (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense, but the Trustee may not require indemnity as a condition to declaring the principal of and interest on the Bonds to be due immediately under Section 8.02 or to drawing on the Letter of Credit or to taking action under the Letter of Credit. The Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder.

         (e) The Trustee shall not be liable for interest on any cash held by it except as the Trustee may agree with the Company or with the Issuer with the consent of the Company.

         (f)      The Trustee may conclusively  rely on a Company
Representative's  certificate as to whether a Bankruptcy  Filing has occurred.

         (g) The Trustee shall strictly comply with the terms of the Letter of Credit.

         (h) The Trustee shall maintain adequate records pertaining to the funds held by the Trustee, the investment thereof and the disbursement therefrom; notwithstanding anything to the contrary in this Indenture or the Agreement, the Trustee shall not be required to advance its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         (i) Every provision of this Indenture that in any way relates to the Trustee is subject to all the foregoing paragraphs of this Section.

         (j) The Trustee shall in no event be responsible for ensuring that the rate of interest due and payable on the Bonds under this Indenture does not exceed the highest legal rate of interest permissible under federal or state law applicable thereto.

         Section 9.02. Rights of Trustee.

         (a) Subject to the foregoing Section, including, but not limited to, Sections 9.01(b)(ii) and 9.01(c), the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person, who at the time of making such request or authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of any Bond issued in replacement thereof.

         (b) Before the Trustee acts or refrains from acting, it may require a certificate of an appropriate officer or officers of the Issuer or the Company or an opinion of Counsel stating that (i) the person making such certificate or opinion has read such covenant or condition; (ii) the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with. The Trustee shall not be liable for any loss or damage or action it takes or omits to take in good faith in reliance on the certificate or opinion of Counsel.

         (c) The Trustee may execute any of the trusts or powers hereunder and perform any of its duties through agents, attorneys or employees or co-trustees and shall not be responsible for the misconduct or negligence of any agent, attorney, employee or co-trustee appointed with due care.

         Section 9.03. Individual Rights of Trustee, Etc. The Trustee in its individual or any other capacity may become the owner, custodian or pledgee of Bonds and may otherwise deal with the Issuer, the Bank or with the Company or its affiliates with the same rights it would have if it were not Trustee.

         Section 9.04. Trustee's Disclaimer. Subject to Sections 9.01(b) and 9.01(c):

         (a) the Trustee makes no representation as to the validity or adequacy of this Indenture or the Bonds, and it shall not be responsible for any statement in the Bonds or for the perfection of any lien created by this Indenture or otherwise as security for the Bonds;

         (b) the Trustee may construe any of the provisions of this Indenture insofar as same may appear to be ambiguous or inconsistent with any other provision hereof, and any construction of any such provisions hereof by Trustee in good faith shall be binding upon the Bondholders, the Issuer and the Company;

         (c) the Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture;

         (d) the Trustee shall not be under any obligation to see to the recording or filing of this Indenture, the Agreement, any financing statements or any other instrument or otherwise to the giving to any person of notice of the provisions hereof or thereof; and

         (e) the Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or that may occur, or, to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made.

         Section 9.05. Notice of Defaults. The Trustee shall not be required to take notice, or be deemed to have notice, of any default or Event of Default under this Indenture, other than an Event of Default under Section 8.01(a), (b) or (d), unless specifically notified in writing at such address as set forth in
Section 12.01 hereof of such default or Event of Default by the holders of at least 25% in principal amount of the Bonds then Outstanding, by the Bank, by the Company.

         If an event occurs that with the giving of notice or lapse of time or both would be an Event of Default, and if the event is continuing and if the Trustee has actual notice or is deemed to have notice thereof as herein provided, the Trustee shall mail to each Bondholder and the Bank notice of the event upon such occurrence. Except in the case of a default in payment or purchase of any Bonds, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Bondholders; provided that, in any event such notice shall not be withheld from the Bank.

         Section 9.06. Compensation and Indemnification of Trustee. For acting under this Indenture, the Trustee shall be entitled to compensation by the Company (which shall not be limited by any statute regulating the compensation of a trustee of an express trust) of reasonable fees for the Trustee's services and reimbursement of advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in connection with its services under this indenture.

         The Trustee shall be indemnified by the Company for, and shall be held harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of the trust created by this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         To secure the payment or reimbursement to the Trustee provided for in this Section, the Trustee shall have a senior claim, to which the Bonds are made subordinate, on all money or property held or collected by the Trustee, except moneys held under Article VII or otherwise held in trust to pay principal of, interest on and purchase price of the Bonds, and except amounts drawn under the Letter of Credit and Available Moneys on deposit in the Bond Fund.

         Section 9.07. Eligibility of Trustee. Each of the initial Trustee and any successor Trustee at the time of its appointment shall: (i) be a corporation or national banking association duly organized under the laws of the United States of America or any state or territory thereof, doing business and having an office in such location as shall be approved by the Issuer, (ii) have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition, and (iii) be authorized by law to perform all the duties imposed upon it by this Indenture.

         Section 9.08. Replacement of Trustee. The Trustee may resign and be discharged of the trust created by this Indenture by notifying the Issuer, the Bank and the Company; provided, however, that no such resignation shall become effective until the appointment of a successor trustee, as hereinafter provided. The holders of not less than a majority in principal amount of the Bonds may remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the Issuer's, the Bank's and the Company's prior written consent; provided, however, that no such removal-shall become effective until the appointment of a successor trustee, as hereinafter provided. The Issuer may, in its sole discretion, and at the request of the Company shall, remove the Trustee, but in the case where such removal is requested by the Company, only after obtaining the prior written consent of the Bank. Upon the removal or replacement of the Trustee for any reason, the Issuer and the Company shall give written notice thereof to the Bank by first-class mail, postage prepaid.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuer, with the prior written consent of the Bank and the Company, shall, at the expense of the Company, use its best efforts to appoint promptly a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer, the Bank and the Company. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall then (but only then) become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall notify the holders of the Bonds of its acceptance of the trusts hereunder by first-class mail promptly following such acceptance.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Bank, the Company or the holders of a majority in principal amount of the Bonds may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 9.07, any Bondholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Section 9.09. Successor Trustee or Agent by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its assets (or, in the case of a bank or trust company, its corporate trust assets) to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee, provided that such corporation or national banking association shall otherwise be eligible to serve in such capacity under this Indenture.

         Section 9.10. Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement thereof upon a default or an Event of Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section are adapted to these ends.

         In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them; provided, however, that no co-trustee shall be liable by reason of any act or omission of any other such co-trustee.

         Should any instrument in writing from the Issuer be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new co-trustee or successor to such separate or co-trustee.

                                    ARTICLE X

                                AMENDMENTS OF AND
                            SUPPLEMENTS TO INDENTURE

         Section 10.01. Without Consent of Bondholders. The Issuer and the Trustee may amend or supplement this Indenture or the Bonds without prior notice to or consent of any Bondholder:

         (a) to cure any ambiguity, inconsistency or formal defect or omission;

         (b) to grant to the Trustee for the benefit of the Bondholders additional rights, remedies, powers or authority;

         (c) to subject to this Indenture additional collateral or to add other agreements of the Issuer;

         (d) to modify this Indenture or the Bonds to permit qualification under the Trust Indenture Act of 1939, as amended, or any similar federal statute at the time in effect; to permit the qualification of the Bonds for sale under the securities laws of any state of the United States; or to prevent the application of the Investment Company Act of 1940, as amended, to any of the transactions contemplated by, or any of the parties to this Indenture, the Agreement or the Bonds;

         (e) to provide for uncertificated Bonds or to make any change necessary to give effect to a custody agreement pursuant to Section 2.05(d);

         (f) to evidence the succession of a new Trustee or the appointment by the Trustee of a co-trustee;

         (g) to make any change to reflect any provision in the Code or the interpretations thereof by the Internal Revenue Service provided that such change does not materially adversely affect the rights of any Bondholder;

         (h) to make any change not materially adversely affecting any Bondholder's rights requested by the Rating Agency in order (i) to obtain a rating from the Rating Agency after the initial issuance of the Bonds if the Bonds are initially issued without a rating equivalent to the rating assigned to other securities supported by a Letter of Credit of the Bank or (ii) to maintain any rating on the Bonds;

         (i) to make any change not materially adversely affecting any Bondholder's rights to provide for or to implement the provisions of a Letter of Credit;

         (j) to make any change that does not materially adversely affect the rights of any Bondholder;

         (k) to add to this Indenture the obligation of the Trustee, the Issuer or the Company to disclose such information regarding the Bonds, the Facility, the Issuer, the Company or the Bank as shall be required or recommended to be disclosed in accordance with applicable regulations or guidelines established by, among others, the American Bankers Association Corporate Trust Committee; or

         (l)      to provide for the issuance of Additional Bonds under Section
2.09.

         Section 10.02. With Consent of Bondholders. If an amendment of or supplement to this Indenture or the Bonds without any consent of Bondholders is not permitted by the preceding Section, the Issuer and the Trustee may enter into such amendment or supplement without prior notice to any Bondholders but with the consent of the holders of at least a majority in principal amount of the Bonds then outstanding. However, without the consent of all Bondholders affected, no amendment or supplement may (a) extend the maturity of the principal of, or interest on, any Bond, (b) reduce the principal amount of, or rate of interest on, any Bond or change the terms of any redemption, (c) effect a privilege or priority of any Bond or Bonds over any other Bond or Bonds (except as provided herein), (d) reduce the percentage of the principal amount of the Bonds required for consent to such amendment or supplement, (e) impair the exclusion from gross income for purposes of federal income taxation of interest on any Bond, (f) create a lien ranking prior to or on a parity with the lien of this Indenture on the property described in the Granting Clause of this Indenture or (g) deprive any Bondholder of the lien created by this Indenture on such property. In addition, if moneys or U.S. Government Obligations have been deposited or set aside with the Trustee pursuant to Article VII for the payment of Bonds and those Bonds shall not have in fact been actually paid in full, no amendment to the provisions of that Article shall be made without the consent of the holder of each of those Bonds affected.

         Section 10.03. Effect of Consents. After an amendment or supplement becomes effective, it shall bind every Bondholder unless it makes a change described in any of the lettered clauses of the preceding Section. In such case, the amendment or supplement shall bind each Bondholder who consented to it and each subsequent holder of a Bond or portion of a Bond evidencing the same debt as the consenting holder's Bond.

         Section 10.04. Notation on or Exchange of Bonds. If an amendment or supplement changes the terms of a Bond, the Trustee may request that the holder deliver the Bond to it. The Trustee may place an appropriate notation on the Bond regarding the changed terms and return it to the holder. Alternatively, if the Trustee, the Issuer and the Company determine, the Issuer in exchange for the Bond shall issue and the Trustee shall authenticate a new Bond that reflects the changed terms. In either event, the cost of placing such notation on the Bond(s) shall be borne by the Company.

         Section 10.05. Signing by Trustee of Amendments and Supplements. The Trustee shall sign any amendment or supplement to this Indenture or the Bonds authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing an amendment or supplement, the Trustee shall be entitled to receive and (subject to Section 9.01) shall be fully protected in relying on an Opinion of Counsel stating that such amendment or supplement is authorized by this Indenture and is duly authorized, executed and delivered and enforceable in accordance with its terms.

         Section 10.06. Company and Bank Consent Required. An amendment or supplement to this Indenture or the Bonds shall not become effective unless the Company and the Bank deliver to the Trustee their written consents to the amendment or supplement.

         Section 10.07. Notice to Bondholders. The Trustee shall cause notice of the execution of a supplemental indenture to be mailed promptly by first-class mail to each Bondholder at the holder's registered address. The notice shall state briefly the nature of the supplemental indenture and that copies thereof are on file with the Trustee for inspection by all Bondholders.

         Section 10.08. Opinion of Bond Counsel Required. An amendment or supplement to this Indenture shall not become effective unless the Trustee has received an opinion of Bond Counsel addressed to the Trustee, the Bank and the Company to the effect that the amendment or supplement will not impair the exclusion of interest on the Bonds from the gross income of the recipients thereof for purposes of federal income taxation.

                                   ARTICLE XI

                   AMENDMENTS OF AND SUPPLEMENTS TO AGREEMENT

         Section 11.01. Without Consent of Bondholders. The Issuer, with the consent of the Company, may enter into, and the Trustee may consent to, any amendment of or supplement to the Agreement or the Note, without prior notice to or consent of any Bondholder, if the amendment or supplement is required (a) by the provisions of the Agreement or this Indenture, (b) to cure any ambiguity, inconsistency or formal defect or omission, (c) to identify more precisely the Facility, (d) in connection with any authorized amendment of or supplement to this Indenture, or (e) to make any change comparable to those described in
Section 10.01.

         Section 11.02. With Consent of Bondholders. If an amendment of or supplement to the Agreement or the Note without any consent of Bondholders is not permitted by the foregoing Section, the Issuer may enter into, and the Trustee may consent to, such amendment or supplement without prior notice to any Bondholder but with the consent of the holders of at least a majority in principal amount of the Bonds then outstanding. However, without the consent of each Bondholder affected, no amendment or supplement may result in a change comparable to those described in the lettered clauses of Section 10.02.

         Section 11.03. Consent by Trustee to Amendments or Supplements. The Trustee shall consent to any amendment or supplement to the Agreement or the Note authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, consent to such an amendment or supplement. In consenting to an amendment or supplement, the Trustee shall be entitled to receive and (subject to Section 9.01) shall be fully protected in relying on an opinion of Counsel stating that such amendment or supplement is authorized by this Indenture and has been duly authorized, executed and delivered and is enforceable in accordance with its terms.

         Section 11.04. Notice to Bondholders. The Trustee shall cause notice of the execution of an amendment or supplement to the Agreement or the Note to be mailed promptly by first-class mail to each Bondholder at the holder's registered address. The notice shall state briefly the nature of the amendment or supplement and that copies thereof are on file with the Trustee for inspection by all Bondholders.

         Section 11.05. Bank Consent Required. An amendment or supplement to the Agreement or the Note shall not become effective unless the Bank delivers to the Trustee their written consents to the amendment or supplement.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.01. Notices.

         (a) Any notice, request, direction, designation, consent, acknowledgment, certification, appointment, waiver or other communication required or permitted by this Indenture or the Bonds must be in writing except as expressly provided otherwise in this Indenture or the Bonds.

         (b) Except as otherwise provided herein, any notice or other communication shall be sufficiently given and deemed given when delivered by hand or mailed by first-class mail, postage prepaid, addressed as follows or, if the communication may be given by telex or telecopy under the provisions of this Indenture, when telexed or telecopied to the following numbers:

         (1) if to the Issuer, to City of Beckley, West Virginia, City Hall, 409 South Kanawha Street, Beckley, West Virginia
25801, Attention: Mayor of City of Beckley;

         (2) if to the Trustee, to One Valley Bank, National Association, P.O. Box 1793, Charleston, West Virginia 25326,
Attention: Corporate Trust Department;

         (3) if to the Company, to Beckley Health Care Corp., 405 Stanaford Road, Beckley, West Virginia 25801;

         (4) if to the Underwriter, to Crews and Associates, Inc. 2000 Union National Plaza, 124 West Capitol, Little Rock,
Arkansas 72201;

         (5) if to the Bank, to NationsBank of Texas, N.A, 901 Main Street, 13th Floor, Dallas, Texas 75202, Attention: Marie
Lancanster; and

         (6) if to the Parent, Regency Health Services, Inc. 2742 Dow Avenue, Tustin, California 96280, Attention: David Grant, Esquire.

         Any addressee may designate additional or different addresses or telex or telecopy numbers for purposes of this Section. Notwithstanding the provisions of this Section 12.01, any notice to the Trustee shall only be sufficient and deemed given when mailed to the Trustee at the address provided in this Section
12.01 by certified mail, return receipt requested, and received by the Trustee.

         The Beneficial Owner of $1,000,000 or more or Bonds may, by written notice to the Trustee, request that all notices given with respect to such Bonds be given to the registered owner thereof and to a second address provided in such written notice to the Trustee. Upon receipt of such notice described in the preceding sentence, the Trustee shall send all notices relating to the relevant Bonds to the registered owner and the second address so designated.

         Section 12.02. Bondholders' Consents. Any consent or other instrument required by this Indenture to be signed by Bondholders may be in any number of concurrent documents and may be signed by a Bondholder or by the holder's agent appointed in writing. Proof of the execution of such instrument or of the instrument appointing an agent and of the ownership of Bonds, if made in the following manner, shall be conclusive for any purposes of this Indenture with regard to any action taken by the Trustee under the instrument:

         (a) The fact and date of a person's signing an instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within that jurisdiction that the person signing the writing acknowledged before the officer the execution of the writing, or by an affidavit of any witness to the signing.

         (b) The fact of ownership of Bonds, the amount or amounts, numbers and other identification of such Bonds and the date of holding shall be proved by the registration books kept pursuant to this Indenture.

         In determining whether the holders of the required principal amount of Bonds Outstanding have taken any action under this Indenture, Bonds owned by the Issuer, the Company or any partner or affiliate of either thereof shall be disregarded and deemed not to be Outstanding; provided, however, that Bank Bonds shall not be disregarded and shall be deemed to be outstanding for such purpose. In determining whether the Trustee shall be protected in relying on any such action, only Bonds that the Trustee knows to be so owned shall be disregarded.

         Section 12.03. Notices to Rating Agency. If applicable, the Trustee shall notify any Rating Agency rating the Bonds, in writing, of the occurrence of any of the following events prior to the occurrence thereof: (a) any change in the identity of the Trustee; (b) any amendment or modification of or change to this Indenture, the Agreement, the Reimbursement Agreement or the Letter of Credit; (c) the expiration or termination of the Letter of Credit, or any extension thereof; (d) the payment in full of the principal of and interest on the Bonds; and (e) the delivery of any written opinion of Bankruptcy Counsel required to be delivered under the terms of this Indenture.

         Section 12.04. Limitation of Rights. Nothing expressed or implied in this Indenture or the Bonds shall give any person other than the Trustee, the Issuer, the Bank, the Company and the Bondholders any right, remedy or claim under or with respect to this Indenture.

         Section 12.05. Severability. If any provision of this Indenture shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this Indenture; provided, no holding or invalidity shall require the Trustee to make any payment from any source except those pledged hereunder.

         Section 12.06. Payments Due on Non-Business Days. If a payment date is not a Business Day at the place of payment, then payment shall be made at that place on the next succeeding Business Day, with the same force and effect as if made on the payment date, and, in the case of any such payment, no interest shall accrue for the intervening period.

         Section 12.07. Governing Law. This Indenture and the authority of the Issuer to issue the Bonds shall be governed by and construed in accordance with the laws of the State, but it is the intention of the Issuer that the situs of the trust created by this Indenture be in the state in which is located the corporate trust office of the Trustee from time to time acting under this Indenture. The word "Trustee" as used in the preceding sentence shall not be deemed to include any additional individual or institution appointed as a separate or co-trustee pursuant to Section 9.15 of this Indenture. It is the further intention of the Issuer that the Trustee administer said trust in the state in which it is located, from time to time, and that same be for all purposes hereunder, the situs of said trust.

         Section 12.08. No Liability. No provision, covenant or agreement contained in this Indenture or in the Bonds, or any obligation herein or therein imposed upon the Issuer, or the breach thereof, shall constitute or give rise to or impose upon the Issuer a pecuniary liability or a charge upon its general credit or taxing power. In making the agreements, provisions, and covenants set forth in this Indenture, the Issuer has not obligated itself except with respect to the Facility and the application of the revenues, income and all other property therefrom and the security therefor including the Letter of Credit, as hereinabove provided. No official or member of the Issuer shall be personally liable on the Indenture or the Bonds, nor shall the issuance of the Bonds be considered as misfeasance in office.

         Section 12.09. Counterparts. This Indenture may be signed in several counterparts, each of which shall be an original and all of which together shall constitute the same instrument.

         Section 12.10. References to the Bank. The Bank shall have no rights to enforce any provision of this Indenture during any period in which it is in default under the Letter of Credit.

         IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed in its name and on its behalf by the Mayor of the City of Beckley, West Virginia and its official seal to be impressed hereon and attested by the Recorder of the City of Beckley, West Virginia, and the Trustee, to evidence its acceptance of the trust hereby created, has caused this Indenture to be executed in its name and on its behalf by its duly authorized officers, all as of the day and year first above written.


                         CITY OF BECKLEY, WEST VIRGINIA


                                          By:
                                               Mayor, City of Beckley

[SEAL]



ATTEST:



Recorder, City of Beckley

                                          ONE VALLEY BANK, NATIONAL ASSOCIATION

                                          By:

                                          Its:

[SEAL]

ATTEST:

By:

Its: